Capital Management	12 Months Ended
Mar. 31, 2020
Disclosure of objectives, policies and processes for managing capital [abstract]
Capital Management

18. Capital Management

The Company is actively engaged in selling its electric vehicles and expanding its business however the company has not achieved profitability to date. The Company's capital management objective is to obtain sufficient capital to develop new business opportunities for the benefit of its shareholders. To meet these objectives, management monitors the Company's ongoing capital requirements on specific business opportunities on a case-by-case basis. The capital structure of the Company consists of cash, operating line of credit, secured and unsecured promissory notes and convertible debentures and equity attributable to common shareholders, consisting of issued share capital and deficit. There was no change to the Company's approach to capital management during the year. The Company is subject to externally imposed capital requirements with respect to its line of credit (note 10). In May 2019 the Company completed a brokered private placement of units for gross proceeds of approximately $4.0 million. Under the offering the Company sold 13,114,754 Units at a price of $0.305 per unit, with each unit being comprised of one GreenPower common share and one-half share purchase warrant. Subject to market conditions and other factors the Company intends to raise additional capital in the future to fund and grow its business for the benefit of shareholders.